                                                                    EXHIBIT 10.2

                         PILOT NETWORK SERVICES, INC.

                                1994 STOCK PLAN
                      (AS AMENDED THROUGH APRIL 24, 1998)

     1.  Purposes of the Plan.  The purposes of this 1994 Stock Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan. The Plan is not intended to qualify as an employee stock purchase plan under Section 423 of the Code.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.
               -----

          (c) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (d) "Committee" means the Committee appointed by the Board of
               ---------
Directors in accordance with Section 4(a) of the Plan.

          (e) "Common Stock" means the Common Stock of the Company.
               ------------

          (f) "Company" means Pilot Network Services, Inc., a California
               -------
corporation.

          (g) "Consultant" means any person, including an advisor, who is
               ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h) "Continuous Status as an Employee or Consultant" means the absence
               ----------------------------------------------
of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a consultant or from a consultant to an Employee will not constitute a termination of employment.

          (i) "Employee" means any person, including officers and directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (k) "Fair Market Value" means, as of any date, the fair market value
               -----------------
of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive Stock Option" or "ISO" means an Option intended to
               ----------------------      ---
qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (n) "Option" means a stock option granted pursuant to the Plan.
               ------

          (o) "Optioned Stock" means the Common Stock subject to an Option or a
               --------------
Stock Purchase Right.

          (p) "Optionee" means an Employee or Consultant who receives an Option
               --------
or a Stock Purchase Right.

          (q) "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code, or any successor provision.

          (r) "Plan" means this 1994 Stock Plan.
               ----

          (s) "Reporting Person" means an officer, director, or greater than ten
               ----------------
percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (t) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
               ----------
as the same may be amended from time to time, or any successor provision.

          (u) "Restricted Stock Purchase Agreement" means an agreement in the
               -----------------------------------
form approved by the Board to purchase Common Stock of the Company pursuant to the Plan.

          (v) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 of the Plan.

          (w) "Stock Exchange" means any stock exchange or consolidated stock
               --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

          (x) "Stock Purchase Right" means the right to purchase Common Stock
               --------------------
pursuant to Section 10 below.

          (y) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 12 of
          -------------------------
the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,700,000 shares (subject to adjustments for stock splits, stock dividends and like transactions) of Common Stock, plus an automatic annual increase to the shares available for issuance on the first trading day of each of the fiscal years of the Company commencing in 1999, 2000, 2001 and 2002 by an amount equal to the lesser of (i) three percent (3%) of the total number of the Company's Common Stock issued and outstanding as of the last business day of the immediately preceding fiscal year, or (ii) 300,000 shares (subject to adjustments for stock splits, stock dividends and like transactions as provided for in the Plan). The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares are repurchased by the Company pursuant to a repurchase option under the Restricted Stock Purchase Agreement, such Shares, unless the Plan shall have been terminated, shall become available for reissuance under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)    Multiple Administrative Bodies. If permitted by Rule
                      ------------------------------
16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees or Consultants who are not Reporting Persons.

               (ii)   Administration With Respect to Reporting Persons. With
                      ------------------------------------------------
respect to grants of Options or Stock Purchase Rights to Employees who are Reporting Persons, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. No person serving as a member of an Administrator that has authority with respect to grants to Reporting Persons shall be eligible to receive any grant under the Plan which would cause such member to cease to be "disinterested" within the meaning of Rule 16b-3.

               (iii)  Administration With Respect to Consultants and Other
                      ----------------------------------------------------
Employees. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code and of any applicable Stock Exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

               (iv)   Voting. Members of the Board or Committee who are eligible
                      ------
to acquire Options or Shares under the Plan may vote on matters affecting the administration of the Plan, except that no such member shall act upon the granting of Options or the sale of Shares under the Plan to such member, but any member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options or the sale of Shares to such member.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(f) instead of Common Stock;

               (viii) to accelerate the exercisability of any Option;

               (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and contained in Restricted Stock Purchase Agreements;

               (x) to construe and interpret the Plan and awards granted pursuant to the Plan; and

               (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (c)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
and interpretations of the Administrator shall be final and binding on all holders of Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years from such date of effectiveness unless sooner terminated under Section 15 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option that is:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option that is:

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any other person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided that such Option shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship. Subject to
               ----------------------------------------------------
Section 9(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 9(b) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee within the time specified herein; or (ii) the Optionee is an Employee who becomes a Consultant within the time specified herein.

          (c)  Disability of Optionee. Notwithstanding the provisions of Section
               ----------------------
9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability , Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee's disability does not fall within the meaning of total and permanent disability as set forth in Section 22(e)(3) of the Code and Optionee fails to exercise an Option which is an ISO within three (3) months of the date of termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee
              -----------------
during the period of Continuous Status as an Employee or any consulting relationship, or within thirty (30) days following the termination of the Optionee's Continuous Status as an Employee or consulting relationship, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the consulting relationship or Continuous Status as an Employee. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Rule 16b-3.  Options granted to Reporting Persons shall comply
              ----------
with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

          (f) Buyout Provisions.  The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase and the price to be paid.

          (b) Restricted Stock Purchase Agreement; Purchase Price and other
              -------------------------------------------------------------
Terms.  The offer shall be accepted by execution of a Restricted Stock Purchase
-----
Agreement. The price of Shares to be purchased, the terms of payment, vesting restrictions and other terms and conditions of the purchase of the Shares, shall be determined by the Administrator in accordance with the California Corporations Code and set forth in the Restricted Stock Purchase Agreement, provided that the purchase price shall not be less than the fair market value of such Shares at the time of purchase. Payment for the Shares may be in installments or at one time, as the Administrator shall determine, and provision may be made for aiding any purchaser in paying for the Shares by promissory notes or otherwise as the Administrator may determine in its sole discretion.

          In addition, the Company may lend money to, or guarantee any obligation of or otherwise assist any Participant in acquiring Shares under the Plan whenever the Board determines that such loan or guaranty may reasonably be expected to benefit the Company. Such loan or guaranty or other assistance, and any promissory note accepted as payment for the Shares, shall be with interest sufficient to avoid imputation of interest income under Sections 483 or 1274 of the Internal Revenue Code of 1986, as amended, and may be secured or unsecured in such manner as the Board shall approve, provided that any such loan or promissory note shall in all events be full recourse to the Purchaser.

          (c) Repurchase Option.  Unless the Administrator determines otherwise,
              -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse such rate as the Administrator may determine, but at a minimum rate of 20% per year.

          (d) Other Provisions.  The Restricted Stock Purchase Agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of restricted stock purchase agreements need not be the same with respect to each purchaser.

          (e) Rights as a Shareholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     11.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").
                          --------

               Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Sale of Assets.  In the event of a proposed sale of all
              ------------------------
or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

     13.  Non-Transferability of Options.  Options and Stock Purchase Rights may
          ------------------------------
not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised or purchased during the lifetime of the Optionee, only by the Optionee.

     14.  Time of Granting Options.  The date of grant of an Option or Stock
          ------------------------
Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  No amendment or termination
              ----------------------------------
of the Plan shall adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. In addition, any such amendment or termination of the Plan shall not affect Shares already subject to Restricted Stock Purchase Agreements, except as provided in said Restricted Stock Purchase Agreements, and such Restricted Stock Purchase Agreements shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the purchaser and the Administrator, which agreement must be in writing and signed by purchaser and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated
---------------
thereunder, and the requirements of any Stock Exchange.

               As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written agreements in such form as the Administrator shall approve from time to time.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange. All Options and Stock Purchase Rights issued under the Plan shall become void in the event such approval is not obtained.

     20.  Information to Optionees and Purchasers.  The Company shall provide
          ---------------------------------------
financial statements at least annually to each Optionee during the period such Optionee has one or more

Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     21.  Compliance with Laws and Regulations.  Options and Shares shall not be
          ------------------------------------
issued under this Plan unless the issuance and delivery of such Options or Shares shall comply with all relevant provisions of law, including without limitation, the Securities Act, and the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange upon which such Options or Shares may then be listed.

     22.  Withholding.  No stock shall be granted under the Plan to any
          -----------
participant until the participant has made arrangements acceptable to the Board for the satisfaction of federal, state, and local income and social security tax withholding obligations incident to the receipt of Stock under the Plan.

                            STOCK OPTION AGREEMENT

                                    BETWEEN

                         PILOT NETWORK SERVICES, INC.

                                      AND

                                   OPTIONEE~

                              * * * * * * * * * *

THERE IS NOT CURRENTLY, AND THERE MAY NEVER BE, A PUBLIC TRADING MARKET (SUCH AS THE NEW YORK STOCK EXCHANGE OR THE OVER-THE-COUNTER MARKET) FOR THE SHARES OF COMMON STOCK THAT MAY BE ACQUIRED BY EXERCISING THIS OPTION. ESTABLISHING A PUBLIC MARKET FOR THE COMMON STOCK DEPENDS UPON A NUMBER OF FACTORS. PILOT NETWORK SERVICES, INC. IS NOT MAKING ANY COMMITMENT THAT A PUBLIC MARKET WILL BE ESTABLISHED IN EITHER THE NEAR OR LONG TERM. THEREFORE, YOUR ABILITY TO SELL THE COMMON STOCK MAY EFFECTIVELY NOT EXIST OR MAY BE LIMITED TO PRIVATELY NEGOTIATED SALES, WHICH MAY IN TURN SIGNIFICANTLY LIMIT THE TIMES AND PRICES AT WHICH YOUR STOCK MAY BE SOLD. ACCORDINGLY, IT IS POSSIBLE THAT YOU MAY LOSE ALL OR A PORTION OF YOUR INVESTMENT IN THESE SHARES.

THE OPTION GRANTED PURSUANT TO THIS STOCK OPTION AGREEMENT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                              * * * * * * * * * *

          You have been granted an option under the Pilot Network Services, Inc. (the "Company") 1994 Stock Option Plan (the "Plan"). This Agreement describes your option.

Number of Shares              Your option is for NumberofShares~ shares (the
                              "Shares")of Common Stock of the Company.

Exercise Price                You may purchase your Shares for $PricePerShare~
                              per share (the "Exercise Price"), which was the fair market value of the Company's Common Stock on GrantDate~ (the "Grant Date"), as determined by the Company's Board of Directors.

Type of Option                You have an incentive stock option ("ISO") for
                              NumberofShares~ shares.

                              Note: ISO's receive preferential treatment under U.S. tax laws.

Vesting Commencement Date     The Vesting Commencement Date of your option is
                              VestingCommencement~.

Exercise Price                Vesting Schedule. Your right to exercise this
                              ----------------
                              option vests over a four-year period as follows:
                              VestingSchedule~ Fractional shares shall be rounded to the nearest whole share.


                              Termination of Vesting. No additional Shares
                              ----------------------
                              become exercisable after your employment with the Company or any of its Subsidiaries (as defined under the Plan) has terminated for any reason. During a leave of absence from the Company, no Shares shall become exercisable.

                              Restrictions. The exercise of your rights to
                              ------------
                              purchase any Shares is conditioned upon compliance with the Securities Act of 1933, as amended (the "Securities Act"), all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise.

Term Your option will expire on Expiration~ or earlier if your employment with the Company, or any of its Subsidiaries, is terminated as explained below.

Termination of Employment     Regular. If your employment with the Company or
                              -------
                              any of its Subsidiaries ends for any reason (other than death or permanent disability), your option will expire on the 30th day after your termination date.

                              Death. If you die while an employee of the Company
                              -----
                              or any of its Subsidiaries, then your option will expire twelve (12) months after the date of death. Subject to the Company's Right of First Refusal (as defined below), during that twelve (12) month period, your estate, designated beneficiary (or beneficiaries) or heirs may exercise the unexercised vested portion of your option.

                              Disability. If your employment with the Company or
                              ----------
                              any of its Subsidiaries ends because of your permanent disability, then your option will expire six (6) months after your termination date.

                              Leaves of Absence. For purposes of this option,
                              -----------------
                              your employment does not end if you go on a leave of absence approved by the Company's Chief Executive Officer in advance.

Restriction on Resale         Compliance with Securities Laws. The Shares have
                              -------------------------------
                              not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available. The certificate(s) representing the Shares may bear a legend to that effect. The Company is under no obligation to register the Shares and an exemption may not be available or may not permit you to transfer Shares in the amounts or at the times proposed by you. In the event the Shares are not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you agree that at the time of exercise the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and you agree to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

                              Rule 144 promulgated under the Securities Act permits certain resales of unregistered securities, however, it is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then held for the holding period required under Rule 144.

                              In addition, the Shares cannot be resold unless the transfer is in compliance with all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of transfer.

                              Market Standoff Agreement. In connection with the
                              -------------------------
                              initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, you agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

                              Company Restrictions. Regardless of whether the
                              --------------------
                              offering and sale of shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or other law or with restrictions imposed by the Company's underwriters.

Company's Right of First      Before any Shares held by you or any transferee
Refusal                       (referred to herein as the "Holder") may be sold
                              or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth herein (the "Right of First Refusal").

                             Notice of Proposed Transfer. The Holder of the
                             ---------------------------
                             Shares will deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"). The Holder will offer the Shares at the Offered Price to the Company or its assignee(s).

                             Exercise of Right of First Refusal. At any time
                             ----------------------------------
                             within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or a portion of the Shares proposed to be transferred to any of the Proposed Transferees. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) pursuant to the Right of First Refusal shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith. Payment of the Purchase Price will be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to the assignee, if applicable), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                             Holder's Right to Transfer. If the Shares proposed
                             --------------------------
                             in the Notice to be transferred are not purchased by the Company and/or its assignee(s), then the Holder may sell or otherwise transfer such Shares to the Proposed Transferee(s) at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within ninety (90) days after the date of the Notice and provided further that the Proposed Transferee agrees in writing that the provisions of this Agreement shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                             Termination of Right of First Refusal. The Right of
                             -------------------------------------
                             First Refusal shall terminate as to any Shares after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

Legends All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

                                "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
                                REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                                "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES."

                             If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, you shall be entitled to exchange such certificate for a certificate representing the same number of shares but lacking such legend. Any determination by the Company and its counsel with respect to legends shall be conclusive and binding on you.

Exercise of Option           Notice of Exercise. When you wish to exercise this
                             ------------------
                             option, you must notify the Company (on forms provided by the Company) at the following address:


                                   Pilot Network Services, Inc.
                                   1080 Marina Village Parkway
                                   Alameda, California  94501
                                   Attn:  Chief Executive Officer

                             Your notice must specify how many shares you wish to purchase. The notice will be effective when it is received by the Company's Chief Executive Officer.

                             Form of Payment. When you submit your notice of
                             ---------------
                             exercise, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                 - Your personal check, a cashier's check, or a money order;

                                 -  Irrevocable directions to a securities
                                    broker approved by the Company to sell your Shares and to deliver all or a portion of the sale proceeds to the Company in payment of the option price. (The balance of the sales proceeds, if any, will be delivered to you.) This form of payment will be acceptable only when shares of the Company's Common Stock are registered for sale on an established stock exchange or a national market system, including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System. The directions must be given by signing a form provided by the Company.

                                 - Any other form of payment approved by the Company's Board of Directors.

Tax Consequences             Set forth below is a brief summary as of the date
                             of this option of some of the federal and California tax consequences of exercise of this option and disposition of the Shares. THIS SUMMARY
                             IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND
                             REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD
                             CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION
                             OR DISPOSING OF THE SHARES.

                                    Exercise of ISO. If this option is an ISO,
                                    ---------------
                                    there will be no regular federal income tax liability or California income tax liability upon the exercise of the option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income and therefore may subject you to the alternative minimum tax in the year of exercise.

                                    Exercise of NSO. If this option is not an
                                    ---------------
                                    ISO, you will have regular federal and
                                    California income tax liability upon the exercise of the option. You will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If you are an employee, the Company will be required to withhold from your compensation or collect from you and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                                    Disposition of Shares. In the case of an
                                    ---------------------
                                    NSO, if Shares are held for at least one year after the exercise date, gain or loss realized on disposition of the Shares will be treated as long-term capital gain or loss for federal and California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the option are held for at least one year after exercise and are disposed of at least two years after the Grant Date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within such on year period or within two years after the Grant Date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares. The remaining gain, if any, will be capital gain, and will be long-term capital gain if the Shares are disposed of more than one year after the exercise date.

                             Notice of Disqualifying Disposition of ISO Shares.
                             -------------------------------------------------
                             If the option granted to you herein is an ISO, and if you sell or otherwise dispose of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Grant Date, or (2) the date one year after the date of exercise, you shall immediately notify the Company in writing of such disposition. You may be subject to income tax withholding by the Company on the compensation income recognized by you from the early disposition by payment in cash or out of the current earnings paid to you.


Transfer of Option           Prior to your death, only you may exercise this
                             option, and you cannot transfer or assign this option. However, you may dispose of this option in your will or by specifically designating a beneficiary (or beneficiaries) on the form provided by the Company.

                             Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

Employee Rights              Your option or this Agreement does not give you the
                             right to be retained as an employee by the Company or its Subsidiaries. The Company and its Subsidiaries reserve the right to terminate your employment at any time, with or without cause.

Stockholder Rights           You, or your estate or heirs, have no rights as a
                             stockholder of the Company until a certificate for your Shares has been issued. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Cancellation and Regrant     The Company may at any time cancel this option
                             without your consent, if at the same time the Company grants you a new option with a lower option price for the number of shares remaining under this option.

Miscellaneous                Other Agreements. The text of the Plan is
                             ----------------
                             incorporated in this Agreement by reference. This
                             Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

                             Successors and Assigns. The Company may assign any
                             ----------------------
                             of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon you and your heirs, executors, administrators, successors and assigns.

                             Notices. Any notice required or permitted hereunder
                             -------
                             shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

                             Applicable Law. This Agreement will be interpreted
                             --------------
                             and enforced under the laws of the State of California.

     You acknowledge receipt of a copy of the Plan and represent that you are familiar with the terms and provisions thereof, and hereby accepts this option subject to all of the terms and provisions thereof. You have reviewed the Plan and this option in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this option and fully understands all provisions of the option. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under the Plan or this option.


                                        PILOT NETWORK SERVICES, INC.



                                        By:___________________________________


                                        Its:__________________________________

                                        Address:  1080 Marina Village Parkway
                                                  Alameda, California  94501



                                        OPTIONEE



                                        By:___________________________________
                                             Optionee~


                                        Address:______________________________
                                        ______________________________________
                                        ______________________________________

                            1994 STOCK OPTION PLAN

                                EXERCISE NOTICE

Pilot Network Services, Inc.
1080 Marina Village Parkway
Alameda, CA  94501
Attention:  Chief Executive Officer

     1.   Exercise of Option.  Effective as of ___________, 19__, the
          ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase
              --------
_________ shares of the Common Stock (the "Shares") of Pilot Network Services,
                                           ------
Inc., a California corporation (the "Company") pursuant to the Company's 1994
                                     -------
Stock Option Plan, as amended (the "Plan") and the Stock Option Agreement dated
                                    ----
_________________ (the "Option Agreement").  The purchase price for the Shares
                        ----------------
shall be $__________ per Share for a total purchase price of $__________. Optionee has received, read and understood the Plan and the Option Agreement and understands that Optionee is bound by their terms and conditions, including without limitation, the Company's Right of First Refusal and Market Standoff Agreement set forth in the Option Agreement..

     2.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is purchasing these Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Optionee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.

          (b) Optionee further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. Optionee understands that the certificate(s) evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (c) Optionee is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be resold by the Optionee ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (c), Optionee acknowledges and agrees to the restrictions set forth in paragraph (e) hereof.

     In the event that the Company does not qualify under Rule 701 at the time of purchase, then the Shares may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (1) the availability of certain public information about the Company;
(2) the resale occurring not less than the required holding period under Rule 144, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (d) Optionee further understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Optionee would be precluded from selling the Shares under Rule 144 or 701 even if the minimum holding period had been satisfied.

          (e) Optionee further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f) Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     3.   Rights as Shareholder.  Until the stock certificate evidencing such
          ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

     4.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a) Legends.  Optionee understands and agrees that the Company shall
              -------
cause the legends set forth below in the Option Agreement or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws, including, without limitation, any legend required by the Commissioner of Corporations of the State of California.

          Optionee understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached hereto.

          (b) Stop-Transfer Notices.  Optionee agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or
(ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

     5.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under the Option Agreement or the Plan, and such rights benefit of the successors and assigns of the Company. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Notice, the Option Agreement and the Plan. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Notice, the Option Agreement and the Plan are satisfied.

     6.   Entire Agreement.  The Plan and the Option Agreement are incorporated
          ----------------
herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and shall be governed by and continued in accordance with California law except for that body of law pertaining to conflict of laws.

     7.   California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
          -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     The Optionee has executed this Notice as of the date first set forth above.


                                        OPTIONEE


                                        ____________________________________
                                        Signature

                                        ____________________________________
                                        Printed Name

I, ________________, spouse of Optionee, have read and hereby approve this Notice, and the Option Agreement. In consideration of Company's granting my spouse the right to purchase the Shares as set forth in the Option Agreement, I hereby agree to be irrevocably bound by the Notice, the Option Agreement and the Plan and further agree that any community property or other such interest shall hereby be similarly bound. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under such agreements.

                                        __________________________________
                                        Spouse of Optionee

             STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
             ----------------------------------------------------
       Title 10.  Investment - Chapter 3.  Commissioner of Corporations

   260.141.11:  Restriction on Transfer.
   ----------   -----------------------

   (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

   (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

         (1)  to the issuer;
         (2) pursuant to the order or process of any court;
         (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
         (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
         (5) to holders of securities of the same class of the same issuer;
         (6) by way of gift or donation inter vivos or on death;
         (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
         (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
         (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
         (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
         (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision
   (a) of Section 25143 is in effect with respect to such qualification;
         (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;
         (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;
         (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
         (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or
         (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
   Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

   (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."